UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                               GLOBAL AXCESS CORP
               (Exact name of registrant as specified in charter)

           Nevada                      000-17874               88-0199674
           ------                      ----------              ----------
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida            32082
------------------------------------------------------            -----
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 12, 2005, the Board of Directors of Global Axcess Corp. (the "Company") voted to appoint Robert C. Pearson as a director of the Company. There are no understandings or arrangements between Mr. Pearson and any other person pursuant to which Mr. Pearson was selected as a director. Mr. Pearson presently does not serve on any Company committee. Mr. Pearson may be appointed to serve as a member of a committee although there are no current plans to appoint Mr. Pearson to a committee as of the date hereof. Mr. Pearson does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Mr. Pearson has never entered into a transaction, nor is there any proposed transaction, between Mr. Pearson and the Company.

      Robert C. Pearson, age 69, joined RENN Capital Group in April 1997 and is Senior Vice-President - Investments. RENN Capital Group serves as investment adviser for Renaissance Capital Growth & Income Fund III, Inc., Renaissance U.S. Growth Investment Trust PLC, and BFS U.S. Special Opportunities Trust PLC, which each individually own approximately 5% of the Company's outstanding common stock of the Company as well as common stock purchase warrants. From 1994 to 1997, Mr. Pearson was an independent financial management consultant. From 1990 to 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1986, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President - Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., CaminoSoft Corp., Laserscope, Simtek Corporation, and Advanced Power Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GLOBAL AXCESS CORP


Dated: May 17, 2005                            By: /s/ David Fann
                                               ---------------------------------
                                               Name:  David Fann
                                               Title: President